UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2026

KalVista Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36830	20-0915291
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Crossing Boulevard
Framingham, Massachusetts		01702
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (857) 999-0075

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	KALV	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On April 29, 2026, we previously reported with the U.S. Securities and Exchange Commission (the “SEC”) that KalVista Pharmaceuticals, Inc., a Delaware corporation (“us” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated April 29, 2026, with Chiesi Farmaceutici S.p.A., an Italian società per azioni (“Parent”), Skyline Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Purchaser”) and KalVista Pharmaceuticals Limited, a private limited company organized under the laws of England and Wales. Capitalized terms used herein and not otherwise defined have the meaning set forth in the Merger Agreement.

On May 13, 2026, Purchaser commenced a tender offer (the “Offer”) to acquire all of the outstanding shares of common stock of the Company, par value $0.001 per share (the “Shares”), for $27.00 per Share, net to the seller in cash, without interest and subject to any withholding of taxes (the “Offer Price”).

The Offer and withdrawal rights expired at one minute following 11:59 p.m., Eastern Time, on June 10, 2026 (the “Expiration Date”). Equiniti Trust Company, LLC, in its capacity as the depositary for the Offer, has advised Purchaser that a total of 43,152,532 Shares were validly tendered and not validly withdrawn, representing approximately 77.8% of the outstanding Shares as of the Expiration Date. The number of Shares validly tendered (and not validly withdrawn) pursuant to the Offer satisfies the Minimum Condition, and all other conditions to the Offer have been satisfied or (to the extent waivable) waived. Effective as of the time on which the Offer expired on the Expiration Date, all Shares that were validly tendered (and not validly withdrawn) pursuant to the Offer were irrevocably accepted for payment by Purchaser.

Following consummation of the Offer, the remaining conditions to the Merger set forth in the Merger Agreement were satisfied, and on June 11, 2026 (the “Closing Date”), Purchaser merged with and into the Company (the “Merger”, and together with the Offer, the “Transaction”), without a vote of the Company’s stockholders in accordance with Section 251(h) of the General Corporation Law of the State of Delaware, with the Company continuing as the surviving corporation (the “Surviving Corporation”). Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each then outstanding Share not purchased pursuant to the Offer (other than certain excluded Shares as described in the Merger Agreement) was converted into the right to receive the Offer Price (the “Merger Consideration”). As a result of the Merger, the Company became a wholly owned subsidiary of Parent.

Pursuant to the Merger Agreement, at the Effective Time:

•
Each Company Option that was outstanding and unexercised (and with an exercise price that was less than the Merger Consideration) was deemed fully vested and cancelled and concerted into the right of the holder thereof to receive a cash payment equal to the product of (A) the excess of the Merger Consideration over (y) the per Share exercise price of such Company Option, multiplied by (B) the total number of Shares subject to such Company Option immediately prior to the Effective Time.

•
Each Company Option that had a per Share exercise price equal to or greater than the Merger Consideration was cancelled at the Effective Time without any consideration payable in respect thereof and has no further force or effect.

•
Each then outstanding Company RSU was deemed fully vested and was cancelled and converted into the right of the holder thereof to receive a cash payment (without interest) equal to the product of (A) the Merger Consideration multiplied by (B) the number of Shares subject to the Company RSU immediately prior to the Effective Time.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the SEC on April 29, 2026, and is incorporated herein by reference.

Item 1.01	Entry into a Material Definitive Agreement.

On the Closing Date, in connection with the Merger, the Company and U.S. Bank Trust Company, National Association, a national banking association, as trustee under the Indenture, dated as of September 29, 2025 (the “Indenture”) governing the Company’s 3.250% Convertible Senior Notes due 2031 (the “Convertible Notes”), entered into a supplemental indenture (the “Supplemental Indenture”) to the Indenture, effective upon the Effective Time, providing that at and after the Effective Time, each holder of the Convertible Notes will have the right to convert each $1,000 principal amount of their respective Convertible Notes into cash in an amount equal to $1,606.28, which is (x) the Conversion Rate (as defined in the Indenture) in effect immediately prior to the Merger, multiplied by (y) the Merger Consideration, rounded to the nearest cent. For the avoidance of doubt, a “unit of Reference Property,” as such phrase is used in the Indenture, shall mean $27.00 in cash.

The foregoing summary description of the Indenture and the Supplemental Indenture does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Indenture and the Supplemental Indenture, which are attached as Exhibit 4.1 and Exhibit 4.2 hereto, respectively, and which are incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement

In connection with the consummation of the Offer and the Merger and effective as of, and contingent upon, the Effective Time, the Company terminated the Company 2015 Incentive Plan, the Company 2017 Equity Incentive Plan, and the Company 2021 Equity Inducement Plan.

In addition, and also effective immediately prior to, and contingent upon, the Effective Time, the Company terminated the Company 2017 Employee Stock Purchase Plan.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The disclosures under the Introductory Note, Item 3.01 and Item 5.01 are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosures under Item 1.01 are incorporated by herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The disclosures under the Introductory Note and Item 2.01 are incorporated herein by reference.

On June 10, 2026, the Company notified the Nasdaq Stock Market LLC (“Nasdaq”) of the anticipated consummation of the Merger and requested that Nasdaq halt trading of the Shares effective as of 8:00 p.m. Eastern Time, on June 10, 2026. On June 11, 2026, the Company (i) notified Nasdaq of the consummation of the Merger and its intent to remove all Shares from listing on The Nasdaq Global Market and (ii) requested that Nasdaq (A) suspend trading of the Shares and (B) file with the SEC a Form 25 to remove the Shares from listing on The Nasdaq Global Market and deregister the Shares pursuant to Section 12(b) of the Exchange Act.

The Shares ceased trading on The Nasdaq Global Market effective prior to the opening of trading on June 11, 2026. After effectiveness of the Form 25, the Company intends to file with the SEC a certification and notice of termination on Form 15 to terminate the registration of the Shares under the Exchange Act and suspend the Company’s reporting obligations under Section 13 and Section 15(d) of the Exchange Act.

Item 3.03	Material Modification to Rights of Security Holders.

The disclosures under the Introductory Note, Item 3.01, Item 5.01 and Item 5.03 are incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

The disclosures under the Introductory Note, Item 3.01, Item 5.02 and Item 5.03 are incorporated herein by reference.

As a result of the consummation of the Offer and the Merger, there was a change in control of the Company, and Parent, as the direct parent of Purchaser, acquired control of the Company. To the knowledge of the Company, there are no arrangements which may at a subsequent date result in a further change in control of the Company.

The merger consideration was funded through a combination of Parent’s cash on hand and financing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger, (i) each of Brian J. G. Pereira, MD, Benjamin L. Palleiko, William Fairey, Laurence Reid, PhD, Bethany Sensenig, Nancy Stuart, Patrick Treanor and Edward W. Unkart resigned from his or her respective positions as a member of the Company’s board of directors and all committees thereof and (ii) John Hess, the sole director of Purchaser immediately prior to the Effective Time, became the sole director of the Company, in each case, as of the Effective Time. The director resignations were not a result of any disagreement between the Company and the directors on any matter relating to the Company’s operations, policies or practices.

At the Effective Time, John Hess, President and Secretary of Purchaser, became an officer of the Company.

Information regarding the new director and executive officer was previously disclosed in Schedule I of the Offer to Purchase filed as Exhibit (a)(1)(A) to the Tender Offer Statement on Schedule TO filed by Parent and Purchaser with the SEC on May 13, 2026, as subsequently amended, which is incorporated herein by reference.

On June 11, 2026, the Company entered into a gross-up agreement (the “Gross-Up Agreement”) with Brian Piekos, our Chief Financial Officer. The Gross-Up Agreement provides that if Mr. Piekos is subjected to the excise tax under Section 4999 of the Code in respect of any payments or benefits made or provided to Mr. Piekos in connection with the Merger that are “excess parachute payments” under Sections 280G and 4999 of the Code, Mr. Piekos will be entitled to receive an additional payment from the Company in an amount such that, after payment by Mr. Piekos of all applicable taxes on the parachute payments and this additional payment (including any excise tax imposed under Section 4999 of the Code), Mr. Piekos will retain an amount equal to the amount he would have received had the taxes not applied to such payments and benefits received in connection with the Merger.

As of the date of this Current Report on Form 8-K, the actual amount of any potential reimbursement payments to Mr. Piekos under the Gross-Up Agreement is unknown because the calculation of such amount depends on a number of assumptions, the application of technical rules under the Code, and the availability and impact of various mitigation strategies. The potential exposure may also be mitigated with certain strategies under the tax rules that permit a reduction in the value attributable to certain Merger-related payments or benefits if such amounts qualify as reasonable compensation for Mr. Piekos’ pre- or post-Merger services, including Mr. Piekos’ non-competition arrangements.

On June 8, 2026, the Company entered into transaction bonus agreements (the “Transaction Bonus Agreements”) with each of Benjamin L. Palleiko, our Chief Executive Officer; Paul Audhya, our Chief Medical Officer; and Brian Piekos, our Chief Financial Officer (such individuals, collectively, the “Executives” and each, an “Executive”). The Transaction Bonus Agreements provide for a lump sum cash payment to the Executives on or within 60 days of the Effective Time, in amounts consisting of (i) $5,070,000 for Mr. Palleiko, (ii) $2,930,000 for Mr. Audhya and (iii) $2,500,000 for Mr. Piekos, subject to the Executive’s continued compliance with the terms of such Executive’s employment agreement with the Company and any agreement containing restrictive covenants to which the Executive and the Company, or its applicable affiliate, are parties.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year.

As of the Effective Time, the Company’s certificate of incorporation, as in effect immediately prior to the Effective Time, was amended and restated in its entirety (the “Amended and Restated Certificate of Incorporation”).

In addition, as of the Effective Time, the Company’s bylaws, as in effect immediately prior to the Effective Time, were amended and restated in full (the “Amended and Restated Bylaws”).

Copies of The Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7.01	Other Events.

On June 11, 2026, the Company and Parent issued a joint press release announcing the completion of the Merger. A copy of the joint press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01 and Exhibit 99.1 attached hereto, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or subject to the liabilities of that section. The information shall not be deemed incorporated by reference into any other filing with the SEC made by the Company regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1*
Agreement and Plan of Merger, dated as of April 29, 2026, by and among KalVista Pharmaceuticals, Inc., Chiesi Farmaceutici S.p.A., Skyline Merger Sub, Inc. and KalVista Pharmaceuticals Limited (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 29, 2026).

3.1	Amended and Restated Certificate of Incorporation of KalVista Pharmaceuticals, Inc., dated June 11, 2026.
3.2	Amended and Restated Bylaws of KalVista Pharmaceuticals, Inc., dated June 11, 2026.
4.1
Indenture, dated as of September 29, 2025, between KalVista Pharmaceuticals, Inc. and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on November 10, 2025).

4.2	First Supplemental Indenture, dated as of June 11, 2026, between KalVista Pharmaceuticals, Inc. and U.S. Bank Trust Company, National Association, as trustee.
99.1	Joint Press Release, dated June 11, 2026, issued by KalVista Pharmaceuticals, Inc. and Chiesi Farmaceutici S.p.A.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*
Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC; provided, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KALVISTA PHARMACEUTICALS, INC.

Date: June 11, 2026	By:	/s/ John Hess
	Name:	John Hess
	Title:	Chairman of the Board; President; General Manager